UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

751 Broad Street

Newark, NJ 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 5, 2024, Prudential Financial, Inc. (the “Company”) entered into a Selling Agent Agreement (the “Selling Agent Agreement”) by and among the Company, InspereX LLC (as Purchasing Agent) and the agents party thereto from time to time with respect to the issuance and sale from time to time by the Company of its Prudential Financial InterNotes® (“InterNotes®”) due six months or more from the date of issue. On such date, the Company also filed with the Securities and Exchange Commission a prospectus supplement relating to its InterNotes® (the “InterNotes® Prospectus Supplement”) as part of the Company’s effective registration statement on Form S-3 (File No. 333-277590) (the “Registration Statement”).

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents as exhibits hereto as exhibits to the Registration Statement in connection with the filing of the InterNotes® Prospectus Supplement, and such exhibits are hereby incorporated by reference into the Registration Statement.

InterNotes® is a registered trademark of Insperex Holdings LLC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Form of Selling Agent Agreement, dated August 5, 2024, among Prudential Financial, Inc., InspereX LLC (as Purchasing Agent) and the agents party thereto from time to time.

4.1	Specimen of Medium-Term Note - Master Note representing the Company’s InterNotes®.

5.1	Exhibit 5 Opinion of John Cafiero, Vice President and Corporate Counsel of Prudential Financial, Inc. on New York, New Jersey and federal law.

8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

Date: August 5, 2024

	By:	/s/ Brian P. Spitser
	Name:	Brian P. Spitser
	Title:	Vice President and Assistant Secretary